SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENT
SUBSEQUENT EVENT

NOTE 17:-SUBSEQUENT EVENT

a.On February 6, 2024, the Company declared a cash dividend of $0.18 per share. The dividend, which was in the aggregate amount of approximately $5.5 million, was paid on March 6, 2024 to all of the Company's shareholders of record as of February 20, 2024.

b.Subsequent to December 31, 2023, the Company repurchased additional 301,937 of its ordinary shares for an aggregate consideration of $3,584.